UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

                       TEMPLETON DEVELOPING MARKETS TRUST
                      ---------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
     ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31
                        --------

Date of reporting period:  06/30/09
                          -----------

ITEM 1. REPORTS TO STOCKHOLDERS.


JUNE 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

                                   (GRAPHIC)

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                                                   INTERNATIONAL

                                   TEMPLETON
                            DEVELOPING MARKETS TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Semiannual Report

Templeton Developing Markets Trust

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Developing Markets Trust seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of "developing market countries," as defined in the Fund's prospectus.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/09

                                  (PIE CHART)

Asia .......................   39.4%
Latin America & Caribbean ..   25.0%
Europe .....................   24.3%
Middle East & Africa .......    8.5%
Short-Term Investments &
   Other Net Assets ........    2.8%

This semiannual report for Templeton Developing Markets Trust covers the period ended June 30, 2009.

PERFORMANCE OVERVIEW

Templeton Developing Markets Trust - Class A delivered a +29.04% cumulative total return for the six months ended June 30, 2009. The Fund underperformed its benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets
(EM) Index and the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index, which had total returns of +36.22% and +37.78% for the same period.(1) Please note

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. Country returns are from subindexes of the MSCI EM Index. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                             Semiannual Report | 3
that index performance is purely for reference and that we do not attempt to track any index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

After a dismal 2008, emerging markets recovered to some degree in the first half of 2009 as renewed investor confidence, coupled with a return of risk appetite and bargain hunters, drove strong fund inflows into the asset class. Fiscal measures and easing monetary policies undertaken by governments and central banks also began to show signs of rejuvenating economic growth in emerging markets. As a result, the MSCI EM Index delivered a +36.22% total return in U.S. dollar terms for the first six months of the year, recovering much of 2008's decline.(1)

Latin American equity markets were the top performers as a rebound in commodity prices and stronger local currencies supported returns. Stock markets of major commodity exporters Brazil and Chile returned more than 50% in U.S. dollar terms during the period.(1) Asian markets continued to attract fund inflows, which helped markets such as India, China, Thailand and Indonesia to outperform their regional counterparts. Eastern European markets also recorded double-digit returns as support from the International Monetary Fund and European Union alleviated investor concerns about the health of the region's banking sector. Moreover, Russia and Turkey outperformed their regional peers with returns of +45.94% and +37.27%.(1)

The growing assertiveness and importance of emerging markets in the global economy was illustrated when key emerging markets Brazil, Russia, India and China held an inaugural summit meeting in Russia. Drawing on their collective clout, the countries pushed for greater influence in global economic affairs including more significant involvement in multinational financial institutions and increased economic reform.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment approach. We focus on the market price of a company's securities relative to our evaluation of its long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.


                             4 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, among the most significant detractors from the Fund's absolute performance were China Mobile, the country's market leader in wireless services, Telmex (Telefonos de Mexico), a telecommunications conglomerate, and Russia's Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), one of the world's largest producers of nickel, palladium and platinum. We ended the period with an increased position in Norilsk Nickel largely due to the company's dominant market position in an environment of higher commodity prices. On the other hand, we trimmed the Fund's exposure to China Mobile and Telmex as we repositioned the portfolio to take advantage of developments in emerging markets. In our view, the two telecommunications stocks lost value because investors switched from defensive holdings to stocks with higher correlation to the broader market in a rising market environment.

On a positive note, the largest contributors to the Fund's absolute performance during the reporting period included Brazil's two resources giants, Petrobras (Petroleo Brasileiro) in oil and gas, and Vale in iron ore. As the rebound in commodity prices fueled energy and metals and mining stocks, we increased the Fund's exposure to Petrobras and Vale to capitalize on what we believed to be a long-term uptrend in commodity prices. Another key contributor to Fund performance was Taiwan-based integrated circuit design company MediaTek. We reduced the Fund's position in the stock after price appreciation during the period made valuations relatively expensive in our view.

In general, we held a positive long-term outlook on commodities-related companies and believed they could make attractive investment opportunities. Although commodity prices remained below their 2008 peaks, many related companies were still profitable at recent price levels. Based on our analysis, we do not expect commodity prices to return to extremely low levels in the near future, partly because of commodities' relatively inelastic supply and continued demand from emerging markets, even though growth has slowed.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign

TOP 10 COUNTRIES
6/30/09

               % OF TOTAL
               NET ASSETS
               ----------
Brazil            16.3%
China             14.4%
Russia            11.9%
India              7.3%
Mexico             7.0%
South Africa       7.0%
South Korea        6.3%
Turkey             3.8%
U.K.               3.3%
Thailand           2.9%


                              Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
6/30/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
------------------------                  ----------
Petrobras (Petroleo Brasileiro SA),
   ADR, pfd                                  3.9%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
PetroChina Co. Ltd., H                       3.5%
   OIL, GAS & CONSUMABLE FUELS, CHINA
Vale SA, ADR, pfd., A                        3.2%
   METALS & MINING, BRAZIL
Gazprom, ADR                                 3.2%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
China Mobile Ltd.                            3.1%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
LUKOIL Holdings, ADR                         2.9%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
America Movil SAB de CV, L, ADR              2.4%
   WIRELESS TELECOMMUNICATION SERVICES,
   MEXICO
Anglo American PLC                           2.1%
   METALS & MINING, U.K
Itau Unibanco Holding SA, ADR                1.9%
   COMMERCIAL BANKS, BRAZIL
OTP Bank Ltd.                                1.8%
   COMMERCIAL BANKS, HUNGARY

currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the reporting period, we increased the Fund's holdings in Russia, South Korea, India and Thailand as we searched for attractive investment opportunities. We also made select purchases in Hungary, Brazil and Austria due to what we considered attractive valuations. Major purchases were made in the aforementioned Petrobras, Russia's largest oil company LUKOIL Holdings, South Korean oil refiner SK Energy, and Hungary's largest bank OTP Bank. By industry, we made key investments in oil and gas, diversified metals and mining, and construction and engineering companies, including Vale, Russia's Gazprom, the world's largest gas producer, and South Korea's GS Engineering and Construction, a leading construction company.

On the other hand, we reduced the Fund's exposure to South Africa, Taiwan and China via Hong Kong-listed China H and Red Chip shares.(2) In addition to MediaTek, key sales included major Chinese commercial banks ICBC (Industrial and Commercial Bank of China) and China Construction Bank, and BAT (British American Tobacco). These sales allowed us to focus on stocks that we deemed to be relatively more attractively valued within our investment universe. As a result, the Fund's investments in telecommunication services, diversified banks and tobacco companies fell.

(2.) "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.


                              6 | Semiannual Report

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 7

Performance Summary as of 6/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: TEDMX)         CHANGE   6/30/09   12/31/08
-----------------------         ------   -------   --------
Net Asset Value (NAV)           +$3.74    $16.62    $12.88

CLASS B (SYMBOL: TDMBX)         CHANGE   6/30/09   12/31/08
-----------------------         ------   -------   --------
Net Asset Value (NAV)           +$3.61    $16.28    $12.67

CLASS C (SYMBOL: TDMTX)         CHANGE   6/30/09    12/31/08
-----------------------         ------   -------   --------
Net Asset Value (NAV)           +$3.61    $16.22    $12.61

CLASS R (SYMBOL: TDMRX)         CHANGE   6/30/09    12/31/08
-----------------------         ------   -------   --------
Net Asset Value (NAV)           +$3.67    $16.36    $12.69

ADVISOR CLASS (SYMBOL: TDADX)   CHANGE   6/30/09   12/31/08
-----------------------------   ------   -------   --------
Net Asset Value (NAV)           +$3.75    $16.59    $12.84


                             8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(1)               +29.04%          -28.78%   +56.26%    +75.56%
Average Annual Total Return(2)           +21.58%          -32.86%    +8.05%     +5.16%
Value of $10,000 Investment(3)          $12,158          $ 6,714   $14,725   $ 16,544
   Total Annual Operating Expenses(4)             1.89%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(1)               +28.49%          -29.35%   +50.68%    +66.34%
Average Annual Total Return(2)           +24.49%          -31.97%    +8.26%     +5.22%
Value of $10,000 Investment(3)          $12,449          $ 6,803   $14,868   $ 16,634
   Total Annual Operating Expenses(4)             2.63%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(1)               +28.63%          -29.30%   +50.82%    +63.97%
Average Annual Total Return(2)           +27.63%          -29.96%    +8.56%     +5.07%
Value of $10,000 Investment(3)          $12,763          $ 7,004   $15,082   $ 16,397
   Total Annual Operating Expenses(4)             2.62%

                                                                             INCEPTION
CLASS R                                 6-MONTH           1-YEAR    5-YEAR    (1/1/02)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               +28.92%          -28.95%   +54.73%   +141.25%
Average Annual Total Return(2)           +28.92%          -28.95%    +9.12%    +12.48%
Value of $10,000 Investment(3)          $12,892          $ 7,105   $15,473   $ 24,125
   Total Annual Operating Expenses(4)             2.13%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------------                           -------          -------   -------   --------
Cumulative Total Return(1)               +29.21%          -28.57%   +58.61%    +81.50%
Average Annual Total Return(2)           +29.21%          -28.57%    +9.66%     +6.14%
Value of $10,000 Investment(3)          $12,921          $ 7,143   $15,861   $ 18,150
   Total Annual Operating Expenses(4)             1.63%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed.
                 These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,290.40             $10.90
Hypothetical (5% return before expenses)         $1,000           $1,015.27             $ 9.59
CLASS B
Actual                                           $1,000           $1,284.90             $15.01
Hypothetical (5% return before expenses)         $1,000           $1,011.65             $13.22
CLASS C
Actual                                           $1,000           $1,286.30             $15.02
Hypothetical (5% return before expenses)         $1,000           $1,011.65             $13.22
CLASS R
Actual                                           $1,000           $1,289.20             $12.20
Hypothetical (5% return before expenses)         $1,000           $1,014.13             $10.74
ADVISOR CLASS
Actual                                           $1,000           $1,292.10             $ 9.38
Hypothetical (5% return before expenses)         $1,000           $1,016.61             $ 8.25

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.92%; B: 2.65%; C: 2.65%; R: 2.15%; and
     Advisor: 1.65%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             12 | Semiannual Report

Templeton Developing Markets Trust

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2009    -------------------------------------------------------------------
CLASS A                                      (UNAUDITED)         2008         2007           2006          2005          2004
-------                                   ----------------   ----------    ----------     ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $    12.88      $    30.50    $    28.28     $    23.42    $    18.53    $    14.95
                                             ----------      ----------    ----------     ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ...........            0.18            0.29          0.55           0.36          0.28          0.18
   Net realized and unrealized gains
      (losses) ........................            3.56          (16.42)         7.14           6.20          4.90          3.66
                                             ----------      ----------    ----------     ----------    ----------    ----------
Total from investment operations ......            3.74          (16.13)         7.69           6.56          5.18          3.84
                                             ----------      ----------    ----------     ----------    ----------    ----------
Less distributions from:
   Net investment income ..............              --           (0.60)        (0.84)         (0.53)        (0.29)        (0.26)
   Net realized gains .................              --           (0.89)        (4.63)         (1.17)           --            --
                                             ----------      ----------    ----------     ----------    ----------    ----------
Total distributions ...................              --           (1.49)        (5.47)         (1.70)        (0.29)        (0.26)
                                             ----------      ----------    ----------     ----------    ----------    ----------
Redemption fees(c) ....................              --              --(d)         --(d)          --(d)         --(d)         --(d)
                                             ----------      ----------    ----------     ----------    ----------    ----------
Net asset value, end of period ........      $    16.62      $    12.88    $    30.50     $    28.28    $    23.42    $    18.53
                                             ==========      ==========    ==========     ==========    ==========    ==========
Total return(e) .......................           29.04%         (53.91)%       28.77%         28.29%        28.20%        25.45%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................            1.92%           1.87%         1.83%          1.86%         1.97%         2.03%
Net investment income .................            2.62%           1.22%         1.74%          1.39%         1.36%         1.12%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $1,868,815      $1,491,693    $4,647,893     $4,876,035    $3,395,151    $2,305,376
Portfolio turnover rate ...............           38.27%          66.61%        92.26%(h)      51.95%        34.76%        58.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Developing Markets Trust

                                          SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2009    ----------------------------------------------------
CLASS B                                      (UNAUDITED)       2008       2007        2006       2005      2004
-------                                   ----------------   -------    -------     -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 12.67        $ 29.85    $ 27.78     $ 23.03    $ 18.24    $ 14.74
                                              -------        -------    -------     -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ...........          0.12           0.11       0.30        0.17       0.15       0.06
   Net realized and unrealized gains
      (losses) ........................          3.49         (16.01)      7.00        6.08       4.80       3.61
                                              -------        -------    -------     -------    -------    -------
Total from investment operations ......          3.61         (15.90)      7.30        6.25       4.95       3.67
                                              -------        -------    -------     -------    -------    -------
Less distributions from:
   Net investment income ..............            --          (0.39)     (0.60)      (0.33)     (0.16)     (0.17)
   Net realized gains .................            --          (0.89)     (4.63)      (1.17)        --         --
                                              -------        -------    -------     -------    -------    -------
Total distributions ...................            --          (1.28)     (5.23)      (1.50)     (0.16)     (0.17)
                                              -------        -------    -------     -------    -------    -------
Redemption fees(c) ....................            --             --(d)      --(d)       --(d)      --(d)      --(d)
                                              -------        -------    -------     -------    -------    -------
Net asset value, end of period ........       $ 16.28        $ 12.67    $ 29.85     $ 27.78    $ 23.03    $ 18.24
                                              =======        =======    =======     =======    =======    =======
Total return(e) .......................         28.49%        (54.26)%    27.82%      27.40%     27.35%     24.70%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          2.65%          2.61%      2.55%       2.58%      2.62%      2.68%
Net investment income .................          1.89%          0.48%      1.02%       0.67%      0.71%      0.47%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $18,925        $15,987    $53,396     $54,991    $46,965    $36,992
Portfolio turnover rate ...............         38.27%         66.61%     92.26%(h)   51.95%     34.76%     58.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Developing Markets Trust

                                          SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2009     ---------------------------------------------------------
CLASS C                                      (UNAUDITED)       2008        2007         2006        2005        2004
-------                                   ----------------   --------    --------     --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $  12.61        $  29.76    $  27.72     $  23.00    $  18.22    $  14.72
                                             --------        --------    --------     --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...........          0.12            0.11        0.29         0.17        0.14        0.05
   Net realized and unrealized gains
      (losses) ........................          3.49          (15.96)       7.00         6.07        4.81        3.60
                                             --------        --------    --------     --------    --------    --------
Total from investment operations ......          3.61          (15.85)       7.29         6.24        4.95        3.65
                                             --------        --------    --------     --------    --------    --------
Less distributions from:
   Net investment income ..............            --           (0.41)      (0.62)       (0.35)      (0.17)      (0.15)
   Net realized gains .................            --           (0.89)      (4.63)       (1.17)         --          --
                                             --------        --------    --------     --------    --------    --------
Total distributions ...................            --           (1.30)      (5.25)       (1.52)      (0.17)      (0.15)
                                             --------        --------    --------     --------    --------    --------
Redemption fees(c) ....................            --              --(d)       --(d)        --(d)       --(d)       --(d)
                                             --------        --------    --------     --------    --------    --------
Net asset value, end of period ........      $  16.22        $  12.61    $  29.76     $  27.72    $  23.00    $  18.22
                                             ========        ========    ========     ========    ========    ========
Total return(e) .......................         28.63%         (54.27)%     27.87%       27.38%      27.31%      24.72%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          2.65%           2.60%       2.55%        2.58%       2.63%       2.69%
Net investment income .................          1.89%           0.49%       1.02%        0.67%       0.70%       0.46%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $244,102        $200,454    $578,419     $489,722    $364,355    $258,365
Portfolio turnover rate ...............         38.27%          66.61%      92.26%(h)    51.95%      34.76%      58.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Developing Markets Trust

                                          SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2009    ---------------------------------------------------
CLASS R                                      (UNAUDITED)       2008       2007        2006       2005      2004
-------                                   ----------------   -------    -------     -------    -------    ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 12.69        $ 30.07    $ 27.96     $ 23.20    $ 18.39    $14.85
                                              -------        -------    -------     -------    -------    ------
Income from investment operations(a):
   Net investment income(b) ...........          0.16           0.23       0.44        0.29       0.20      0.16
   Net realized and unrealized gains
      (losses) ........................          3.51         (16.17)      7.09        6.14       4.90      3.64
                                              -------        -------    -------     -------    -------    ------
Total from investment operations ......          3.67         (15.94)      7.53        6.43       5.10      3.80
                                              -------        -------    -------     -------    -------    ------
Less distributions from:
   Net investment income ..............            --          (0.55)     (0.79)      (0.50)     (0.29)    (0.26)
   Net realized gains .................            --          (0.89)     (4.63)      (1.17)        --        --
                                              -------        -------    -------     -------    -------    ------
Total distributions ...................            --          (1.44)     (5.42)      (1.67)     (0.29)    (0.26)
                                              -------        -------    -------     -------    -------    ------
Redemption fees(c) ....................            --             --(d)      --(d)       --(d)      --(d)     --(d)
                                              -------        -------    -------     -------    -------    ------
Net asset value, end of period ........       $ 16.36        $ 12.69    $ 30.07     $ 27.96    $ 23.20    $18.39
                                              =======        =======    =======     =======    =======    ======
Total return(e) .......................         28.92%        (54.03)%    28.53%      27.99%     28.03%    25.28%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          2.15%          2.11%      2.06%       2.08%      2.13%     2.18%
Net investment income .................          2.39%          0.98%      1.51%       1.17%      1.20%     0.97%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $35,947        $30,147    $68,502     $40,779    $16,183    $5,220
Portfolio turnover rate ...............         38.27%         66.61%     92.26%(h)   51.95%     34.76%    58.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Developing Markets Trust

                                          SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2009    ------------------------------------------------------
ADVISOR CLASS                                (UNAUDITED)       2008       2007         2006       2005       2004
-------------                             ----------------   --------   --------     --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $  12.84        $  30.48   $  28.27     $  23.40   $  18.51   $  14.93
                                             --------        --------   --------     --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ...........          0.19            0.32       0.62         0.43       0.32       0.24
   Net realized and unrealized gains
      (losses) ........................          3.56          (16.40)      7.16         6.22       4.92       3.65
                                             --------        --------   --------     --------   --------   --------
Total from investment operations ......          3.75          (16.08)      7.78         6.65       5.24       3.89
                                             --------        --------   --------     --------   --------   --------
Less distributions from:
   Net investment income ..............            --           (0.67)     (0.94)       (0.61)     (0.35)     (0.31)
   Net realized gains .................            --           (0.89)     (4.63)       (1.17)        --         --
                                             --------        --------   --------     --------   --------   --------
Total distributions ...................            --           (1.56)     (5.57)       (1.78)     (0.35)     (0.31)
                                             --------        --------   --------     --------   --------   --------
Redemption fees(c) ....................            --            -(d)       -(d)         -(d)       -(d)       -(d)
                                             --------        --------   --------     --------   --------   --------
Net asset value, end of period ........      $  16.59        $  12.84   $  30.48     $  28.27   $  23.40   $  18.51
                                             ========        ========   ========     ========   ========   ========
Total return(e) .......................         29.21%         (53.79)%    29.12%       28.63%     28.63%     25.98%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          1.65%           1.61%      1.56%        1.58%      1.63%      1.68%
Net investment income .................          2.89%           1.48%      2.01%        1.67%      1.70%      1.47%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $221,491        $193,590   $793,791     $460,225   $343,823   $199,101
Portfolio turnover rate ...............         38.27%          66.61%     92.26%(h)    51.95%     34.76%     58.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Developing Markets Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

                                                                         INDUSTRY                        SHARES          VALUE
                                                       --------------------------------------------   -----------   --------------
             COMMON STOCKS 87.0%
             ARGENTINA 0.4%
      (a, b) Grupo Clarin S.A., GDR, Reg S, B ......                   Media                               16,000   $       56,480
             Tenaris SA, ADR .......................           Energy Equipment & Services                347,570        9,398,293
                                                                                                                    --------------
                                                                                                                         9,454,773
                                                                                                                    --------------
             AUSTRIA 1.5%
             Erste Group Bank AG ...................                 Commercial Banks                     180,950        4,880,583
         (a) IMMOEAST AG ...........................       Real Estate Management & Development           415,330        1,042,750
             OMV AG ................................           Oil, Gas & Consumable Fuels                813,631       30,458,599
             Raiffeisen International Bank Holding
              AG ...................................                 Commercial Banks                       3,000          104,143
         (a) Wienerberger AG .......................                Building Products                      30,700          380,218
                                                                                                                    --------------
                                                                                                                        36,866,293
                                                                                                                    --------------
             BRAZIL 7.1%
             AES Tiete SA ..........................   Independent Power Producers & Energy Traders     2,507,027       23,667,986
             Companhia de Bebidas das Americas
                (AmBev) ............................                    Beverages                         757,085       40,936,050
         (a) Companhia de Bebidas das Americas
                (AmBev), IDR .......................                    Beverages                           2,433          131,554
             Itau Unibanco Holding SA, ADR .........                 Commercial Banks                   2,866,066       45,369,825
             Natura Cosmeticos SA ..................                Personal Products                   2,813,746       37,151,705
             Souza Cruz SA .........................                     Tobacco                          799,129       22,775,717
                                                                                                                    --------------
                                                                                                                       170,032,837
                                                                                                                    --------------
             CHINA 14.4%
             Aluminum Corp. of China Ltd., H .......                 Metals & Mining                   31,470,675       29,806,159
             Angang Steel Co. Ltd., H ..............                 Metals & Mining                    7,028,000       11,662,096
             China Coal Energy Co., H ..............           Oil, Gas & Consumable Fuels             26,703,000       31,630,542
             China Mobile Ltd. .....................       Wireless Telecommunication Services          7,358,000       73,675,893
             China Molybdenum Co. Ltd., H ..........                 Metals & Mining                   12,866,287        9,280,448
             China Petroleum and Chemical
                Corp., H ...........................           Oil, Gas & Consumable Fuels              4,944,710        3,770,789
             China Shipping Development Co.
                Ltd., H ............................                      Marine                       10,686,000       13,788,565
             CNOOC Ltd. ............................           Oil, Gas & Consumable Fuels             12,598,307       15,622,102
             Denway Motors Ltd. ....................                   Automobiles                     51,980,521       20,792,477
         (a) Hidili Industry International
                Development Ltd. ...................                 Metals & Mining                   35,426,000       27,838,339
             Lonking Holdings Ltd. .................                    Machinery                      11,890,000        5,768,642
             PetroChina Co. Ltd., H ................           Oil, Gas & Consumable Fuels             74,910,902       83,128,009
             Soho China Ltd. .......................       Real Estate Management & Development         4,493,000        2,782,797
             Zijin Mining Group Co. Ltd., H ........                 Metals & Mining                   16,492,000       14,917,473
                                                                                                                    --------------
                                                                                                                       344,464,331
                                                                                                                    --------------
             HONG KONG 1.7%
             Dairy Farm International Holdings
                Ltd. ...............................             Food & Staples Retailing               4,222,262       27,275,812
             VTech Holdings Ltd. ...................             Communications Equipment               1,891,000       12,907,767
                                                                                                                    --------------
                                                                                                                        40,183,579
                                                                                                                    --------------


                             18 | Semiannual Report

Templeton Developing Markets Trust

                                                                         INDUSTRY                        SHARES          VALUE
                                                       --------------------------------------------   -----------   --------------
             COMMON STOCKS (CONTINUED)
             HUNGARY 2.6%
             Magyar Telekom PLC ....................      Diversified Telecommunication Services        2,491,759   $    7,332,858
             MOL Hungarian Oil and Gas Nyrt. .......           Oil, Gas & Consumable Fuels                187,322       11,536,865
         (a) OTP Bank Ltd. .........................                 Commercial Banks                   2,448,464       44,040,299
                                                                                                                    --------------
                                                                                                                        62,910,022
                                                                                                                    --------------
             INDIA 7.3%
             GAIL India Ltd. .......................                  Gas Utilities                     3,520,539       21,230,140
             Grasim Industries Ltd. ................              Construction Materials                   71,600        3,464,165
             Hindalco Industries Ltd. ..............                 Metals & Mining                    9,737,700       17,629,825
             Infosys Technologies Ltd. .............                   IT Services                        554,455       20,632,693
             National Aluminium Co. Ltd. ...........                 Metals & Mining                    1,283,378        8,194,805
             Oil & Natural Gas Corp. Ltd. ..........           Oil, Gas & Consumable Fuels              1,374,989       30,727,765
             Sesa Goa Ltd. .........................                 Metals & Mining                    4,019,845       15,384,852
             Steel Authority of India Ltd. .........                 Metals & Mining                    4,238,764       13,413,136
             Tata Chemicals Ltd. ...................                    Chemicals                       2,275,716       10,382,508
             Tata Consultancy Services Ltd. ........                   IT Services                      3,957,430       32,297,602
                                                                                                                    --------------
                                                                                                                       173,357,491
                                                                                                                    --------------
             INDONESIA 2.4%
             PT Astra International Tbk ............                   Automobiles                     11,513,000       26,843,929
             PT Bank Central Asia Tbk ..............                 Commercial Banks                  37,254,500       12,865,257
             PT Telekomunikasi Indonesia, B ........      Diversified Telecommunication Services       23,431,500       17,216,385
                                                                                                                    --------------
                                                                                                                        56,925,571
                                                                                                                    --------------
             ISRAEL 0.8%
      (a, c) Taro Pharmaceutical Industries Ltd. ...                 Pharmaceuticals                    2,155,198       18,857,982
                                                                                                                    --------------
             KENYA 0.0%(d)
             East African Breweries Ltd. ...........                    Beverages                         187,407          379,962
                                                                                                                    --------------
             KUWAIT 0.1%
             National Mobile Telecommunications
                Co. ................................       Wireless Telecommunication Services            515,000        3,079,651
                                                                                                                    --------------
             MEXICO 7.0%
             America Movil SAB de CV, L, ADR .......       Wireless Telecommunication Services          1,495,870       57,920,087
             Grupo Televisa SA .....................                      Media                        11,894,154       40,397,199
             Kimberly Clark de Mexico SAB de
                CV, A ..............................                Household Products                  9,399,374       35,847,564
             Telefonos de Mexico SAB de CV, (TelMex)
                L, ADR .............................      Diversified Telecommunication Services          562,240        9,113,910
             Wal-Mart de Mexico SAB de CV, V .......             Food & Staples Retailing               7,999,963       23,655,470
                                                                                                                    --------------
                                                                                                                       166,934,230
                                                                                                                    --------------
             NETHERLANDS 0.0%(d)
         (a) Vimetco NV, GDR .......................                 Metals & Mining                        8,000            6,960
                                                                                                                    --------------
             PAKISTAN 1.2%
             MCB Bank Ltd. .........................                 Commercial Banks                   6,405,203       12,232,404
             Oil & Gas Development Co. Ltd. ........           Oil, Gas & Consumable Fuels             10,560,200       10,177,725
         (a) Pakistan Telecommunications Corp., A ..     Diversified Telecommunication Services        27,591,719        5,826,613
                                                                                                                    --------------
                                                                                                                        28,236,742
                                                                                                                    --------------


                             Semiannual Report | 19

Templeton Developing Markets Trust

                                                                         INDUSTRY                        SHARES          VALUE
                                                       --------------------------------------------   -----------   --------------
             COMMON STOCKS (CONTINUED)
             PERU 0.6%
             Credicorp Ltd. ........................                 Commercial Banks                     239,200   $   13,921,440
                                                                                                                    --------------
             QATAR 0.5%
             Qatar National Bank ...................                 Commercial Banks                     379,250       12,502,747
                                                                                                                    --------------
             RUSSIA 11.9%
         (a) Bank of Moscow ........................                 Commercial Banks                      26,995          612,918
             Gazprom, ADR ..........................           Oil, Gas & Consumable Fuels              2,593,400       52,594,152
             Gazprom, ADR (London Exchange) ........           Oil, Gas & Consumable Fuels              1,150,836       23,292,921
             LUKOIL Holdings, ADR ..................           Oil, Gas & Consumable Fuels                392,779       17,557,221
             LUKOIL Holdings, ADR (London
                Exchange) ..........................           Oil, Gas & Consumable Fuels              1,189,579       52,722,141
         (a) Mining and Metallurgical Co. Norilsk
                Nickel, ADR ........................                 Metals & Mining                    3,313,700       30,154,670
             Mobile TeleSystems ....................       Wireless Telecommunication Services          2,517,800       13,470,230
             Mobile TeleSystems, ADR ...............       Wireless Telecommunication Services            674,400       24,905,592
         (a) RusHydro ..............................               Electric Utilities                  58,443,900        2,215,024
         (a) RusHydro, GDR .........................               Electric Utilities                     368,761        1,397,604
             Sberbank RF ...........................                 Commercial Banks                  19,960,300       25,249,780
             Sibirtelecom ..........................      Diversified Telecommunication Services       10,340,000          222,310
             TNK-BP ................................           Oil, Gas & Consumable Fuels             20,839,920       21,986,116
         (b) Uralkali, GDR, Reg S ..................                    Chemicals                         633,800       10,185,166
             Vsmpo-Avisma Corp. ....................                 Metals & Mining                       15,400        1,032,504
         (a) Wimm-Bill-Dann Foods ..................                   Food Products                      185,300        5,795,715
                                                                                                                    --------------
                                                                                                                       283,394,064
                                                                                                                    --------------
             SINGAPORE 0.4%
             Fraser and Neave Ltd. .................             Industrial Conglomerates               4,013,617       10,749,523
                                                                                                                    --------------
             SOUTH AFRICA 7.0%
             Barloworld Ltd. .......................             Industrial Conglomerates                  83,193          418,500
             Foschini Ltd. .........................                 Specialty Retail                   2,102,301       13,696,438
             Impala Platinum Holdings Ltd. .........                 Metals & Mining                      541,300       11,962,218
             Lewis Group Ltd. ......................                 Specialty Retail                   3,132,812       19,577,536
             MTN Group Ltd. ........................       Wireless Telecommunication Services          1,343,494       20,607,905
             Naspers Ltd., N .......................                      Media                           994,866       26,184,079
             Pretoria Portland Cement Co. Ltd. .....              Construction Materials                  417,314        1,570,135
             Remgro Ltd. ...........................          Diversified Financial Services            2,184,297       20,987,716
             Standard Bank Group Ltd. ..............                 Commercial Banks                   3,078,216       35,399,683
             Tiger Brands Ltd. .....................                  Food Products                       826,136       15,434,487
         (a) Vodacom Group (pty) Ltd. ..............       Wireless Telecommunication Services             62,200          461,278
                                                                                                                    --------------
                                                                                                                       166,299,975
                                                                                                                    --------------
             SOUTH KOREA 6.3%
             CJ Internet Corp. .....................                      Media                           365,633        4,029,764
             GS Engineering & Construction Corp. ...            Construction & Engineering                422,479       24,524,197
             GS Holdings Corp. .....................           Oil, Gas & Consumable Fuels                414,279        9,716,773
             Hyundai Development Co. ...............            Construction & Engineering                477,870       15,125,553
             Kangwon Land Inc. .....................          Hotels, Restaurants & Leisure             1,717,664       21,962,600
         (a) NHN Corp. .............................           Internet Software & Services                13,471        1,865,101
             Samsung Electronics Co. Ltd. ..........     Semiconductors & Semiconductor Equipment          51,082       23,721,795
         (a) Shinhan Financial Group Co. Ltd. ......                  Commercial Banks                    883,858       22,359,916


                             20 | Semiannual Report

Templeton Developing Markets Trust

                                                                         INDUSTRY                        SHARES          VALUE
                                                       --------------------------------------------   -----------   --------------
             COMMON STOCKS (CONTINUED)
             SOUTH KOREA (CONTINUED)
             SK Energy Co. Ltd. ....................           Oil, Gas & Consumable Fuels                348,875   $   28,051,214
                                                                                                                    --------------
                                                                                                                       151,356,913
                                                                                                                    --------------
             SWEDEN 1.2%
             Oriflame Cosmetics SA, SDR                             Personal Products                     661,514       28,761,851
                                                                                                                    --------------
             TAIWAN 2.5%
             MediaTek Inc. .........................     Semiconductors & Semiconductor Equipment         562,580        6,711,240
             President Chain Store Corp. ...........             Food & Staples Retailing              14,323,164       36,657,885
             Siliconware Precision Industries
                Co. ................................     Semiconductors & Semiconductor Equipment       2,779,000        3,217,923
             Taiwan Semiconductor Manufacturing
                Co. Ltd. ...........................     Semiconductors & Semiconductor Equipment       7,269,000       12,100,253
                                                                                                                    --------------
                                                                                                                        58,687,301
                                                                                                                    --------------
             THAILAND 2.9%
             Kasikornbank Public Co. Ltd., fgn. ....                 Commercial Banks                   2,900,000        6,172,930
             PTT Exploration and Production Public
                Co. Ltd., fgn. .....................           Oil, Gas & Consumable Fuels              2,677,700       10,691,932
             PTT Public Co. Ltd., fgn. .............           Oil, Gas & Consumable Fuels              4,257,000       29,246,565
             Thai Beverages Co. Ltd., fgn. .........                    Beverages                     157,351,598       23,352,381
                                                                                                                    --------------
                                                                                                                        69,463,808
                                                                                                                    --------------
             TURKEY 3.8%
             Akbank TAS ............................                 Commercial Banks                   8,644,664       38,708,707
             Anadolu Efes Biracilik Ve Malt Sanayii
                AS .................................                    Beverages                       1,214,882       10,958,733
             Tupras-Turkiye Petrol Rafinerileri
                AS .................................           Oil, Gas & Consumable Fuels              1,804,136       22,010,939
             Turkcell Iletisim Hizmetleri AS .......       Wireless Telecommunication Services          3,356,919       18,625,950
                                                                                                                    --------------
                                                                                                                        90,304,329
                                                                                                                    --------------
             UNITED ARAB EMIRATES 0.1%
             National Bank of Abu Dhabi ............                 Commercial Banks                     863,333        2,303,538
             UNITED KINGDOM 3.3%
             Anglo American PLC ....................                 Metals & Mining                    1,737,388       50,231,755
             Antofagasta PLC .......................                 Metals & Mining                    2,292,683       22,162,063
             HSBC Holdings PLC .....................                 Commercial Banks                     795,083        6,735,209
                                                                                                                    --------------
                                                                                                                        79,129,027
                                                                                                                    --------------
             TOTAL COMMON STOCKS
                (COST $1,854,205,756) ..............                                                                 2,078,564,940
                                                                                                                    --------------
             DIRECT EQUITY INVESTMENTS
                (COST $4,447,586) 0.3%
             HONG KONG 0.3%
(a, c, e, f) Mayfair Hanoi, Ltd., 37.5% equity owned
                through HEA Holdings Ltd., a wholly
                owned investment ...................       Real Estate Management & Development                --        6,576,225
                                                                                                                    --------------
             PREFERRED STOCKS 9.9%
             BRAZIL 9.2%
             Banco Bradesco SA, ADR, pfd. ..........                 Commercial Banks                   2,059,941       30,425,329
             Itausa - Investimentos Itau SA,
                pfd. ...............................                 Commercial Banks                   4,431,557       19,730,503
             Petroleo Brasileiro SA, ADR, pfd. .....           Oil, Gas & Consumable Fuels              2,762,440       92,154,998
             Vale SA, ADR, pfd., A .................                 Metals & Mining                    5,048,911       77,500,784
                                                                                                                    --------------
                                                                                                                       219,811,614
                                                                                                                    --------------


                             Semiannual Report | 21

Templeton Developing Markets Trust

                                                                         INDUSTRY                        SHARES          VALUE
                                                       --------------------------------------------   -----------   --------------
             PREFERRED STOCKS (CONTINUED)
             CHILE 0.7%
             Embotelladora Andina SA, pfd., A ......                   Beverages                        6,988,028   $   16,970,457
                                                                                                                    --------------
             TOTAL PREFERRED STOCKS
                (COST $122,811,930) ................                                                                   236,782,071
                                                                                                                    --------------
             TOTAL INVESTMENTS BEFORE
             SHORT TERM INVESTMENTS
                (COST $1,981,465,272) ..............                                                                 2,321,923,236
                                                                                                                    --------------
             SHORT TERM INVESTMENTS
                (COST $44,324,477) 1.8%
             MONEY MARKET FUNDS 1.8%
             UNITED STATES 1.8%
         (g) Institutional Fiduciary Trust Money
                Market Portfolio, 0.00% ............                                                   44,324,477       44,324,477
                                                                                                                    --------------
             TOTAL INVESTMENTS
                (COST $2,025,789,749) 99.0% ........                                                                 2,366,247,713
             OTHER ASSETS, LESS LIABILITIES 1.0% ...                                                                    23,032,500
                                                                                                                    --------------
             NET ASSETS 100.0% .....................                                                                $2,389,280,213
                                                                                                                    ==============

See Abbreviations on page 37.

(a)  Non-income producing.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2009, the aggregate value of these securities was $10,241,646, representing 0.43% of net assets.

(c)  See Note 11 regarding holdings of 5% voting securities.

(d)  Rounds to less than 0.1% of net assets.

(e)  See Note 10 regarding restricted and illiquid securities.

(f)  See Note 12 regarding other considerations.

(g) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Templeton Developing Markets Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ............................   $1,955,145,566
      Cost - Controlled affiliated issuers (Note 10)  ........        4,447,586
      Cost - Non-controlled affiliated issuers ...............       21,872,120
      Cost - Sweep Money Fund (Note 7)  ......................       44,324,477
                                                                 --------------
      Total cost of investments ..............................   $2,025,789,749
                                                                 ==============
      Value - Unaffiliated issuers ...........................   $2,296,489,029
      Value - Controlled affiliated issuers (Note 10)  .......        6,576,225
      Value - Non-controlled affiliated issuers ..............       18,857,982
      Value - Sweep Money Fund (Note 7)  .....................       44,324,477
                                                                 --------------
      Total value of investments .............................    2,366,247,713
   Cash ......................................................        2,965,269
   Foreign currency, at value (cost $446,409)  ...............          446,348
   Receivables:
      Investment securities sold .............................       36,754,106
      Capital shares sold ....................................        3,133,879
      Dividends ..............................................       11,206,386
      Foreign tax ............................................          901,960
   Other assets ..............................................           30,843
                                                                 --------------
         Total assets ........................................    2,421,686,504
                                                                 --------------
Liabilities:
   Payables:
      Investment securities purchased ........................        3,324,089
      Capital shares redeemed ................................       22,834,513
      Affiliates .............................................        4,194,042
   Accrued expenses and other liabilities ....................        2,053,647
                                                                 --------------
         Total liabilities ...................................       32,406,291
                                                                 --------------
            Net assets, at value .............................   $2,389,280,213
                                                                 --------------
Net assets consist of:
   Paid-in capital ...........................................   $2,732,153,148
   Distributions in excess of net investment income ..........       (6,554,777)
   Net unrealized appreciation (depreciation)  ...............      340,912,599
   Accumulated net realized gain (loss)  .....................     (677,230,757)
                                                                 --------------
            Net assets, at value ............................    $2,389,280,213
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Templeton Developing Markets Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009 (unaudited)

CLASS A:
   Net assets, at value ......................................   $1,868,815,459
                                                                 --------------
   Shares outstanding ........................................      112,461,304
                                                                 --------------
   Net asset value per share(a) ..............................   $        16.62
                                                                 --------------
   Maximum offering price per share (net asset value per
      share /94.25%) .........................................   $        17.63
                                                                 --------------
CLASS B:
   Net assets, at value ......................................   $   18,925,120
                                                                 --------------
   Shares outstanding ........................................        1,162,162
                                                                 --------------
   Net asset value and maximum offering price per share(a) ....  $        16.28
                                                                 --------------
CLASS C:
   Net assets, at value ......................................   $  244,101,519
                                                                 --------------
   Shares outstanding ........................................       15,051,382
                                                                 --------------
   Net asset value and maximum offering price per share(a) ...   $        16.22
                                                                 --------------
CLASS R:
   Net assets, at value ......................................   $   35,946,887
                                                                 --------------
   Shares outstanding ........................................        2,197,220
                                                                 --------------
   Net asset value and maximum offering price per share ......   $        16.36
                                                                 --------------
ADVISOR CLASS:
   Net assets, at value ......................................   $  221,491,228
                                                                 --------------
   Shares outstanding ........................................       13,350,233
                                                                 --------------
   Net asset value and maximum offering price per share ......   $        16.59
                                                                 --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Templeton Developing Markets Trust

STATEMENT OF OPERATIONS
for the six months ended June 30, 2009 (unaudited)

Investment income:
   Dividends: (net of foreign taxes withheld of $4,057,809)
      Unaffiliated issuers ...................................   $  45,219,271
      Sweep Money Fund (Note 7)  .............................          46,894
   Interest ..................................................           5,959
                                                                 -------------
         Total investment income .............................      45,272,124
                                                                 -------------
Expenses:
   Management fees (Note 3a) .................................      12,106,018
   Administrative fees (Note 3b) .............................       1,031,608
   Distribution fees: (Note 3c)
      Class A ................................................       2,058,621
      Class B ................................................          79,241
      Class C ................................................       1,013,543
      Class R ................................................          74,121
   Transfer agent fees (Note 3e) .............................       2,402,638
   Custodian fees (Note 4) ...................................         465,194
   Reports to shareholders ...................................         172,569
   Registration and filing fees ..............................          88,901
   Professional fees .........................................         106,710
   Trustees' fees and expenses ...............................          38,706
   Other .....................................................          64,697
                                                                 -------------
         Total expenses ......................................      19,702,567
         Expense reductions (Note 4)  ........................          (2,626)
                                                                 -------------
            Net expenses .....................................      19,699,941
                                                                 -------------
               Net investment income .........................      25,572,183
                                                                 -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ............................................    (194,972,785)
      Foreign currency transactions ..........................        (316,800)
                                                                 -------------
            Net realized gain (loss)  ........................    (195,289,585)
                                                                 -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ............................................     692,726,479
      Translation of other assets and liabilities denominated
         in foreign currencies ...............................         584,753
                                                                 -------------
            Net change in unrealized appreciation
               (depreciation) ................................     693,311,232
                                                                 -------------
Net realized and unrealized gain (loss)  .....................     498,021,647
                                                                 -------------
Net increase (decrease) in net assets resulting from
   operations ................................................   $ 523,593,830
                                                                 =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Templeton Developing Markets Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                                     JUNE 30, 2009        DECEMBER
                                                                                      (UNAUDITED)         31, 2008
                                                                                   ----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................    $   25,572,183    $    46,355,318
      Net realized gain (loss) from investments and foreign currency
         transactions ..........................................................      (195,289,585)      (351,483,663)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies, and deferred taxes ................................       693,311,232     (2,503,482,868)
                                                                                    --------------    ---------------
            Net increase (decrease) in net assets resulting from operations ....       523,593,830     (2,808,611,213)
                                                                                    --------------    ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................................................                --       (68, 005,557)
         Class B ...............................................................                --           (498,387
         Class C ...............................................................                --         (6,497,298)
         Class R ...............................................................                --         (1,255,850)
         Advisor Class .........................................................                --        (10,235,209)
      Net realized gains:
         Class A ...............................................................                --       (111,274,827
         Class B ...............................................................                --         (1,220,304)
         Class C ...............................................................                --        (15,205,505)
         Class R ...............................................................                --         (2,097,185)
         Advisor Class .........................................................                --        (13,584,100)
                                                                                    --------------    ---------------
   Total distributions to shareholders .........................................                --       (229,874,222)
                                                                                    --------------    ---------------
   Capital share transactions: (Note 2)
         Class A ...............................................................       (34,393,443)      (818,508,474)
         Class B ...............................................................        (1,085,284)       (11,829,237)
         Class C ...............................................................        (8,419,429)       (69,312,600)
         Class R ...............................................................        (1,852,666)         2,905,635
         Advisor Class .........................................................       (20,433,649)      (274,951,817)
                                                                                    --------------    ---------------
   Total capital share transactions ............................................       (66,184,471)    (1,171,696,493)
                                                                                    --------------    ---------------
   Redemption fees .............................................................                --             51,127
                                                                                    --------------    ---------------
            Net increase (decrease) in net assets ..............................       457,409,359     (4,210,130,801)
Net assets:
   Beginning of period .........................................................     1,931,870,854      6,142,001,655
                                                                                    --------------    ---------------
   End of period ...............................................................    $2,389,280,213    $ 1,931,870,854
                                                                                    ==============    ===============
Distributions in excess of net investment income included in net assets:
   End of period ...............................................................    $   (6,554,777)   $   (32,126,960)
                                                                                    ==============    ===============

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Templeton Developing Markets Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             Semiannual Report | 27

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                             28 | Semiannual Report

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.


                             Semiannual Report | 29

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                              SIX MONTHS ENDED                  YEAR ENDED
                                               JUNE 30, 2009                DECEMBER 31, 2008
                                        ---------------------------   -----------------------------
                                           SHARES         AMOUNT         SHARES          AMOUNT
                                        -----------   -------------   -----------   ---------------
CLASS A SHARES:
   Shares sold ......................    10,548,731   $ 147,640,406    23,404,228   $   543,215,981
   Shares issued in reinvestment
      of distributions ..............            --              --     9,023,640       153,032,031
   Shares redeemed ..................   (13,933,998)   (182,033,849)  (68,966,036)   (1,514,756,486)
                                        -----------   -------------   -----------   ---------------
   Net increase (decrease) ..........    (3,385,267)  $ (34,393,443)  (36,538,168)  $  (818,508,474)
                                        ===========   =============   ===========   ===============
CLASS B SHARES:
   Shares sold ......................        94,022   $   1,358,612        97,728   $     2,292,162
   Shares issued in reinvestment
      of distributions ..............            --              --        91,600         1,568,804
   Shares redeemed ..................      (193,655)     (2,443,896)     (716,582)      (15,690,203)
                                        -----------   -------------   -----------   ---------------
   Net increase (decrease) ..........       (99,633)  $  (1,085,284)     (527,254)  $   (11,829,237)
                                        ===========   =============   ===========   ===============
CLASS C SHARES:
   Shares sold ......................     1,263,665   $  17,765,737     1,967,099   $    43,072,369
   Shares issued in reinvestment
      of distributions ..............            --              --     1,068,378        18,152,048
   Shares redeemed ..................    (2,105,106)    (26,185,166)   (6,581,570)     (130,537,017)
                                        -----------   -------------   -----------   ---------------
   Net increase (decrease) ..........      (841,441)  $  (8,419,429)   (3,546,093)  $   (69,312,600)
                                        ===========   =============   ===========   ===============
CLASS R SHARES:
   Shares sold ......................       595,009   $   8,042,205     1,384,913   $    31,904,673
   Shares issued in reinvestment
      of distributions ..............            --              --       188,877         3,127,566
   Shares redeemed ..................      (773,579)     (9,894,871)   (1,476,425)      (32,126,604)
                                        -----------   -------------   -----------   ---------------
   Net increase (decrease) ..........      (178,570)  $  (1,852,666)       97,365   $     2,905,635
                                        ===========   =============   ===========   ===============
ADVISOR CLASS SHARES:
   Shares sold ......................     1,533,149   $  21,163,052     5,332,978   $   111,511,547
   Shares issued in reinvestment
      of distributions ..............            --              --     1,206,141        19,765,836
   Shares redeemed ..................    (3,262,772)    (41,596,701)  (17,504,369)     (406,229,200)
                                        -----------   -------------   -----------   ---------------
   Net increase (decrease) ..........    (1,729,623)  $ (20,433,649)  (10,965,250)  $  (274,951,817)
                                        ===========   =============   ===========   ===============


                              30| Semiannual Report

Templeton Developing Markets Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Effective May 1, 2009, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   --------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $3 billion
       1.150%         Over $3 billion, up to and including $4 billion
       1.100%         Over $4 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

Prior to May 1, 2009, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   --------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $7.5 billion
       1.125%         Over $7.5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $ 15 billion
       1.050%         Over $15 billion, up to and including $ 20 billion
       1.000%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ----------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion


                             Semiannual Report | 31

Templeton Developing Markets Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.35%
Class B ..   1.00%
Class C ..   1.00%
Class R ..   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .....   $91,084
Contingent deferred sales charges
   retained ................................   $13,713

E. TRANSFER AGENT FEES

For the period ended June 30, 2009, the Fund paid transfer agent fees of $2,402,638, of which $1,703,882 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                              32| Semiannual Report

Templeton Developing Markets Trust

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $455,363,806 and $94,854, respectively.

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .......................................   $2,058,677,639
                                                              ==============
Unrealized appreciation ...................................   $  507,995,037
Unrealized depreciation ...................................     (200,424,963)
                                                              --------------
Net unrealized appreciation (depreciation) ................   $  307,570,074
                                                              ==============


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and foreign capital gains tax.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, corporate actions and foreign capital gains tax.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2009, aggregated $748,805,572 and $866,719,379, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             Semiannual Report | 33

Templeton Developing Markets Trust

9. CREDIT FACILITY

Effective, January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $1,238 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2009, the Fund did not utilize the Global Credit Facility.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

                                                       ACQUISITION
SHARES   ISSUER                                            DATE         COST         VALUE
------   -------------------------------------------   -----------   ----------   ----------
  --     Mayfair Hanoi, Ltd., 37.5% equity owned
         through HEA Holdings, Ltd.
            TOTAL RESTRICTED SECURITIES (0.27% of
               Net Assets) .........................     10/31/96    $4,447,586   $6,576,225
                                                                                  ==========


                             34 | Semiannual Report

Templeton Developing Markets Trust

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2009, were as shown below.

                                     NUMBER OF                            NUMBER OF
                                       SHARES                               SHARES
                                      HELD AT                              HELD AT      VALUE AT                   REALIZED
                                     BEGINNING     GROSS        GROSS       END OF       END OF     INVESTMENT     CAPITAL
NAME OF ISSUER                       OF PERIOD   ADDITIONS   REDUCTIONS     PERIOD       PERIOD       INCOME     GAIN (LOSS)
--------------                       ---------   ---------   ----------   ---------   -----------   ----------   -----------
CONTROLLED AFFILIATES(a)
Mayfair Hanoi, Ltd., 37.5%
   equity owned through
   HEA Holdings Ltd. .............          --         --        --              --   $ 6,576,225       $--          $--
NON-CONTROLLED AFFILIATES
Taro Pharmaceutical Industries
   Ltd. ..........................   1,380,656    774,542        --       2,155,198    18,857,982        --           --
                                                                                      -----------       ---          ---
      TOTAL AFFILIATED SECURITIES
         (1.06 % of Net Assets) ..                                                    $25,434,207        --           --
                                                                                      ===========       ===          ===

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             Semiannual Report | 35

Templeton Developing Markets Trust

13. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                       LEVEL 1        LEVEL 2      LEVEL 3         TOTAL
                                   --------------   ----------   ----------   --------------
ASSETS:
   Investments in Securities
      Equity Investments:(a)
         Russia ................   $  280,963,956   $2,430,108   $       --   $  283,394,064
         Hong Kong .............       40,183,579           --    6,576,225       46,759,804
         All other Equity
            Investments(b) .....    1,991,769,368           --           --    1,991,769,368
      Short Term Investments ...       44,324,477           --           --       44,324,477
                                   --------------   ----------   ----------   --------------
            Total Investments in
               Securities ......   $2,357,241,380   $2,430,108   $6,576,225   $2,366,247,713
                                   ==============   ==========   ==========   ==============

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

At June 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                 NET CHANGE
                                                         NET CHANGE                                             IN UNREALIZED
                                                             IN                                                 APPRECIATION
                                             NET         UNREALIZED        NET        TRANSFER                 (DEPRECIATION)
                             BEGINNING     REALIZED     APPRECIATION    PURCHASES   IN (OUT) OF     ENDING     ON ASSETS HELD
                              BALANCE    GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3       BALANCE     AT PERIOD END
                            ----------   -----------   --------------   ---------   -----------   ----------   --------------
ASSETS:
Investments in Securities
   Equity Investments:
      Hong Kong .........   $6,182,235       $--          $393,990         $--          $--       $6,576,225      $393,990
                            ----------       ---          --------         ---          ---       ----------      --------
      Total Investments
         in Securities ..   $6,182,235       $--          $393,990         $--          $--       $6,576,225      $393,990
                            ==========       ===          ========         ===          ===       ==========      ========

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 14, 2009 and determined that no events have occured that require disclosure.


                             36 | Semiannual Report

Templeton Developing Markets Trust

ABBREVIATIONS

SELECTED PORTFOLIO

ADR -- American Depository Receipt

GDR -- Global Depository Receipt

IDR -- International Depository Receipt

SDR -- Swedish Depository Receipt


                             Semiannual Report | 37

Templeton Developing Markets Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                             38 | Semiannual Report

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.


                             Semiannual Report | 39

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2008, as well as during the previous 10 years ended December 31, 2008, in comparison to a performance universe consisting of all retail and institutional emerging market funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. The Board noted that on a comparative basis, the Lipper report showed the Fund's total return during 2008 to be in the second best performing quintile of its Lipper performance universe, and that its total return on an annualized basis was either in the lowest or second-lowest quintile of such universe for the previous three-, five- and 10-year periods. With respect to such longer term performance, the Board noted the Fund's conservative, value-oriented approach and the fact that during each of the five years prior to 2008, the Fund experienced gains in excess of 25% as shown in the Lipper report. While intending to continuously monitor this Fund, the Board did not believe its performance warranted any change in investment strategy or portfolio management.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was 14 basis points above the median for the Lipper expense group, and its total actual expenses were three basis points above the median of such expense group. The Board found such fee and expenses in comparison to those of its Lipper expense group to be acceptable in view of factors relating to the Fund's operations, such as the quality and experience of its portfolio managers and research staff, and the depth of the Manager's physical presence and coverage in emerging markets geographical areas, but believed it appropriate to add additional breakpoint reductions to the Fund's investment management fee as discussed under "Economies of Scale."


                             40 | Semiannual Report

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                             Semiannual Report | 41

Templeton Developing Markets Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's current management advisory fee schedule provides a rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $2.5 billion of Fund net assets; 1.125% on the next $2.5 billion of Fund net assets; 1.10% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1.0% on net assets in excess of $20 billion. The Board decided effective May 1, 2009, to add additional breakpoints to such fee reducing it to 1.15% at the $3 billion to $4 billion asset level, and to 1.10% at the $4 billion to $15 billion asset level. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2008, the Fund's net assets were approximately $1.9 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                              42| Semiannual Report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)               One Franklin Parkway
                                                        San Mateo, CA 94403-1906

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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON
DEVELOPING MARKETS TRUST

INVESTMENT MANAGER
Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

711 S2009 08/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
           CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST


By /s/LAURA F. FERGERSON
 --------------------------------
    Laura F. Fergerson
    Chief Executive Officer -
    Finance and Administration
Date  August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 --------------------------------
    Laura F. Fergerson
    Chief Executive Officer -
    Finance and Administration
Date  August 27, 2009


By /s/MARK H. OTANI
 -------------------------------
    Mark H. Otani
    Chief Financial Officer and
    Chief Accounting Officer
Date  August 27, 2009